EXHIBIT 10.30

EXECUTION VERSION
SECOND AMENDMENT TO THE THIRD AMENDED AND RESTATED
MASTER RECEIVABLES PURCHASE AGREEMENT
THIS SECOND AMENDMENT TO THE THIRD AMENDED AND RESTATED MASTER RECEIVABLES PURCHASE AGREEMENT, dated November 21, 2018 (this “Amendment”), is by and among T-MOBILE AIRTIME FUNDING LLC (“T-Mobile Funding” or the “Funding Seller”); BILLING GATE ONE LLC (the “Purchaser”); LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE (“Helaba” or, in its capacity as Bank Purchasing Agent on behalf of the Bank Purchasers, the “Bank Purchasing Agent” and a “Co-Agent”); MUFG BANK (EUROPE) N.V. GERMANY BRANCH, (“MUFG” or, in its capacity as Bank Collections Agent on behalf of the Bank Purchasers, the “Bank Collections Agent” and a “Co-Agent”); T-MOBILE PCS HOLDINGS LLC, as Servicer (“T-Mobile PCS Holdings” or the “Servicer”); and T-MOBILE US, INC., a Delaware corporation (“TMUS”) and T-MOBILE USA, INC., a Delaware corporation (“TMUSA”) (collectively, the “Performance Guarantor”).
RECITALS:
WHEREAS, the parties hereto have entered into the Third Amended and Restated Master Receivables Purchase Agreement, dated as of February 5, 2018, (as amended, supplemented or otherwise modified from time to time, the “Agreement”), as amended by the First Amendment thereto, dated April 3, 2018; and
WHEREAS, the parties hereto wish to amend the Agreement as set forth in this Amendment.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants hereinafter set forth and intending to be legally bound hereby, agree as follows:
ARTICLE 1

DEFINITIONS
Section 1.01    Capitalized Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.
ARTICLE 2

AMENDMENTS
Section 2.01    Amendments to the Agreement.
(a)    Section 1.1 of the Agreement is hereby amended by amending and restating the following definition to read as follows:
“KfW Termination Date” means, subject to the provisions of Section 20.4, March 3, 2019.

(b)    Section 20.1 of the Agreement is hereby amended by adding the following two sentences at the end of the Section:
“Each of the Purchasing Entities acknowledges that, on November 9, 2018, the Bank Purchasing Agent (acting on behalf of the Purchasing Entities) delivered to KfW a notice revoking the release of the KfW Guarantees delivered on February 5, 2018. Each of the Purchasing Entities irrevocably confirms its consent to the taking of such action by the Bank Purchasing Agent.”
(c)    Section 20.4 of the Agreement is hereby amended by deleting the current section in its entirety (and by deleting in its entirety Annex 2B referred to therein) and replacing such Section 20.4 with the following:
“If the KfW Guarantees are not extended at least to the March 2019 Settlement Date, the Funding Seller agrees that, on the Business Day prior to March 3, 2019, it will provide the Bank Purchasing Agent with a cash deposit, another guarantee or a letter of credit in form and substance satisfactory to the Bank Purchasing Agent, in an amount equal to the sum of the Level 3 Maximum Amount and the Level 3A Maximum Amount. Thereafter, the Bank Purchasing Agent may use such cash, guarantee or letter of credit to make payments required to have been made by the Funding Seller under Sections 5.3(b)(iii) and/or 5.3(b)(iv) in the event that the Funding Seller does not otherwise make such payments or to substitute for any draws that, on or prior to March 3, 2019, could have been made under the KfW Guarantees pursuant to Section 5.6(a). Upon delivery of such cash, guarantee or letter of credit, regardless of the expiration of the KfW Guarantees, the KfW Termination Date shall be deemed extended to the Final Termination Date. On the Final Termination Date, any unused amount of the cash deposit (to the extent made) shall be returned by the Bank Purchasing Agent to the Funding Seller.”

(d)    Section 5.6 of the Agreement is hereby amended by replacing the references therein to “KfW First Amended and Restated Level 3A Guarantee” and “KfW Second Amended and Restated Level 3 Guarantee” with “KfW Level 3A Guarantee” and “KfW Level 3 Guarantee”, respectively.

ARTICLE 3

EFFECTIVENESS; RATIFICATION
Section 3.01    Effectiveness. This Amendment shall become effective upon delivery of executed counterparts to the Co-Agents, and this Amendment thereafter shall be binding on the parties hereto and their respective successors and assigns as of the date hereof.
Section 3.02    Incorporation; Ratification.
(a)    On and after the execution and delivery hereof, this Amendment shall be a part of the Agreement and each reference in the Agreement to “this Agreement” or “hereof”,

“hereunder” or words of like import, and each reference in any other Related Document to the Agreement shall mean and be a reference to such Agreement as previously amended, and as amended, modified and consented to hereby.
(b)    Except as expressly provided herein, the Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
(c)    After giving effect to this Amendment, the Performance Guarantee is and shall continue to be in full force and effect.

ARTICLE 4

MISCELLANEOUS
Section 4.01    Representations and Warranties.
(a)    The Funding Seller hereby represents and warrants to the Purchaser and the Bank Purchasers that its representations and warranties set forth in Section 6.1 of the Agreement are true and correct in all material respects as of the date hereof.
(b)    The Servicer hereby represents and warrants to the Purchaser and the Bank Purchasers that its representations and warranties set forth in Section 3.12 of the Agreement are true and correct in all material respects as of the date hereof.
(c)    Each of TMUS and TMUSA hereby represents and warrants to the Purchaser and the Bank Purchasers that its representations and warranties set forth in Section 6.2 of the Agreement are true and correct in all material respects as of the date hereof.
Section 4.02    No Other Amendments; Status of Agreement and Related Documents. The amendments set forth herein are limited as specified and shall not be construed as an amendment to any other term or provision of the Agreement.
Section 4.03    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE RESPECTIVE INTERESTS OF THE CO-AGENTS, THE PURCHASER AND THE BANK PURCHASERS IN THE PURCHASED RECEIVABLES AND THE RELATED RIGHTS ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.
Section 4.04    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Amendment by signing such counterpart.
[Signatures on following page]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed as of the date first above written.

T-MOBILE AIRTIME FUNDING LLC,
as Funding Seller

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior Vice President, Treasury & Treasurer

[Signature Page to the 2nd Amendment to the 3rd A&R MRPA]

BILLING GATE ONE LLC,
as Purchaser

By: Billing Gate One Trust, as Manager
By: Wells Fargo Delaware Trust Company,
National Association, solely as Trustee and not in
its individual capacity

By: /s/ Sandra Battaglia
Name: Sandra Battaglia
Title: Vice President

[Signature Page to the 2nd Amendment to the 3rd A&R MRPA]

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE,
as Bank Purchasing Agent

By: /s/ Bjoern Mollner
Name: Bjoern Mollner
Title: Senior Vice President

By: /s/ Daniel Geblitter
Name: Daniel Geblitter
Title: Associate

[Signature Page to the 2nd Amendment to the 3rd A&R MRPA]

MUFG BANK (EUROPE) N.V. GERMANY BRANCH,
as Bank Collections Agent

By: /s/ Taketoshi Obata
Name: Taketoshi Obata
Title: Managing Director

By: /s/ Stephan Stamm
Name: Stephan Stamm
Title: Managing Director

[Signature Page to the 2nd Amendment to the 3rd A&R MRPA]

AUTOBAHN FUNDING COMPANY LLC,
as the Conduit Purchaser and as a Bank Purchaser

By: /s/ Christian Haesslein
Name: Christian Haesslein
Title: Director

By: /s/ Alexander Ploch
Name: Alexander Ploch
Title: Senior Vice President

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, NEW YORK BRANCH,
as the Conduit Agent

By: /s/ Christian Haesslein
Name: Christian Haesslein
Title: Director

By: /s/ Alexander Ploch
Name: Alexander Ploch
Title: Senior Vice President

[Signature Page to the 2nd Amendment to the 3rd A&R MRPA]

T-MOBILE PCS HOLDINGS LLC,
as Servicer

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior Vice President, Treasury & Treasurer

T-MOBILE US, INC.,
as Performance Guarantor

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior Vice President, Treasury & Treasurer

T-MOBILE USA, INC.,
as Performance Guarantor

By: /s/ Dirk Wehrse
Name: Dirk Wehrse
Title: Senior Vice President, Treasury & Treasurer

[Signature Page to the 2nd Amendment to the 3rd A&R MRPA]

ACKNOWLEDGED AND AGREED:

KfW IPEX-BANK GmbH

By: /s/ Markus Mostert
Name: Markus Mostert
Title: Director

By: /s/ Franziska Wörner
Name: Franziska Wörner
Title: Assistant Vice President

[Signature Page to the 2nd Amendment to the 3rd A&R MRPA]